SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): JULY 16, 2003
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


            504 Beebe Ct., Frderick, Maryland                   21703
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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

ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
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On January 13, 2004, the Registrant issued a press release announcing it had entered into a Letter of Intent to acquire Countrywide Realty Services. Subject to successful due diligence and the execution of a Definitive Purchase Agreement, the Registrant anticipates this acquisition should close within the next ninety (90) days. The Registrant also announced its intent to create a new wholly-owned subsidiary entitled Premier Realty Holdings that will oversee Countrywide's operations and seek out other similar acquisition targets. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
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(c)          Exhibit.

99.1         The Registrant's Press Release dated January 13, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: January 15, 2004                   /s/ Eric R. Boyer
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                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
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Exhibit                                                  Sequential
Number          Description                              Page Number
------          -----------                              -----------

99.1            The Registrant's Press Release               3
                dated January 13, 2004.